UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

January 10, 2012

(Date of Report - Date of Earliest Event Reported)

First Cash Financial Services, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

0-19133 (Commission File Number)	75-2237318 (IRS Employer Identification No.)

690 East Lamar Blvd., Suite 400, Arlington, Texas 76011

(Address of principal executive offices, including zip code)

(817) 460-3947

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

❑

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

❑

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❑

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❑

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01

Entry into a Material Definitive Agreement

On January 10, 2012, First Cash Financial Services, Inc. (the “Company”), BBR Unlimited, LLC (“Seller”), and certain related parties of Seller entered into a membership interest purchase agreement (the “Agreement”) pursuant to which the Company acquired from Seller all of the outstanding membership interests of certain subsidiaries of Seller, which own and operate a chain of 29 pawn stores located in Mexico.  The closing of the transactions contemplated by the Agreement occurred simultaneously with the signing on January 10, 2012.

The aggregate purchase price for the membership interests was $49 million, $44.1 million of which was paid in cash, and $4.9 million of which was paid to Seller pursuant to an unsecured promissory note accruing interest at 3% per annum and maturing on January 10, 2015.  Pursuant to the Agreement, the Company will have an exclusive option, until January 31, 2015, to acquire an additional eight stores in Mexico from Seller for a purchase price to be determined based upon the stores’ estimated adjusted EBITDA.  The membership interests of Seller are owned by Mr. R. Taylor Burke, Jr. and his wife.  Mr. Burke is the son of a former director who is also a current stockholder of the Company.  The foregoing description of the Agreement and the transactions contemplated thereby does not purport to be complete and is qualified in its entirety by the terms and conditions of the Agreement, which is filed as Exhibit 10.1 hereto, and incorporated into this report by reference.

Item 2.01

Completion of Acquisition or Disposition of Assets

The disclosure set forth in Item 1.01 is incorporated herein by reference.

Item 2.02

Results of Operations and Financial Condition

On January 17, 2012, the Company issued a press release announcing estimated earnings per share from continuing operations for the three months and year ended December 31, 2011.  The Company also initiated fiscal 2012 earnings per share guidance.  A copy of the Company’s press release is attached hereto as Exhibit 99.1.

The information provided in this Item 2.02 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by the specific reference in such filing.

Item 9.01  Financial Statements and Exhibits

(d)  Exhibits:

10.1*

Membership Interest Purchase Agreement, dated January 10, 2012

99.1

Press Release dated January 17, 2012 announcing the Company’s acquisition of 29 pawnshops in Mexico, re-affirmed fiscal 2011 earnings guidance and initiated 2012 earnings guidance.

*The annexes and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish copies of any of the omitted annexes and exhibits to the U.S. Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 17, 2012

FIRST CASH FINANCIAL SERVICES, INC.

(Registrant)

/s/ R. DOUGLAS ORR

R. Douglas Orr

Executive Vice President and Chief Financial Officer

(Principal Financial and Accounting Officer)